UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A

Amendment No. 1 to Form 8-K filed February 26, 2008

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2008 (February 26, 2008)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS 39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On February 26, 2008, Xfone, Inc. (the “Registrant”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the Registrant’s acquisition of NTS Communications, Inc. (“NTS”), adding NTS as a wholly owned subsidiary of the Registrant.   This Current Report on Form 8-K/A amends and supplements the Initial 8-K to include the historical financial statements of NTS required under Item 9.01(a), and the pro forma financial information of the Registrant required under Item 9.01(b), of Form 8-K, which were not previously filed, and are permitted to be filed by amendment no later than 71 calendar days after the date the Initial 8-K was required to be filed with the Securities and Exchange Commission.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of NTS and subsidiaries for the years ended July 31, 2007 and 2006, including the report of the independent registered public accounting firm, are filed as Exhibit 99.1 to this report and are incorporated herein by reference. The unaudited consolidated financial statements of NTS and subsidiaries for the five months ended December 31, 2007 are filed as Exhibit 99.2 to this report and are incorporated herein by reference

(b) Pro forma financial information.

The unaudited pro forma financial information of the Registrant and subsidiaries for the year ended December 31, 2007, reflecting the acquisition of NTS as though the acquisition had occurred on January 1, 2007, is filed as Exhibit 99.3 to this report and is incorporated herein by reference.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Phillips & Associates, CPA's, dated April 11, 2008.
99.1	Audited consolidated financial statements of NTS and subsidiaries for the years ended July 31, 2007 and 2006.
99.2	Unaudited consolidated financial statements of NTS and subsidiaries for the five months ended December 31, 2007.
99.3	Unaudited pro forma financial statements of Xfone, Inc. and subsidiaries reflecting the acquisition of NTS as though the acquisition had occurred on January 1, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

April 16, 2008	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Phillips & Associates, CPA's, dated April 11, 2008.
99.1	Audited consolidated financial statements of NTS and subsidiaries for the years ended July 31, 2007 and 2006.
99.2	Unaudited consolidated financial statements of NTS and subsidiaries for the five months ended December 31, 2007.
99.3	Unaudited pro forma financial statements of Xfone, Inc. and subsidiaries reflecting the acquisition of NTS as though the acquisition had occurred on January 1, 2007.